SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

   Filed by the Registrant [ X ]
   Filed by a Party other than the Registrant [  ]

   Check the appropriate box:

   [ ]  Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]  Definitive Proxy Statement
   [ ]  Definitive Additional Materials
   [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                      Bando McGlocklin Capital Corporation
                (Name of Registrant as Specified in its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)  Title of each class of securities to which transaction applies:

        2)  Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)  Proposed maximum aggregate value of transaction:

        5)  Total fee paid:

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

        2)  Form, Schedule or Registration Statement No.:

        3)  Filing Party:

        4)  Date Filed:

                                   [BMCC Logo]


                                  April 8, 1998

   Dear Shareholder:

             On behalf of the Board of Directors and management of Bando McGlocklin Capital Corporation (the "Company"), we cordially invite you to attend the Annual Meeting of Shareholders of the Company, to be held at 4:00 p.m. on Thursday, May 7, 1998, in the Lounge Room of the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin. The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement discuss the business to be conducted at the meeting. A copy of the Company's Form 10-K is also included in this booklet. At the meeting we shall report on Company operations and the outlook for the year ahead.

             Your Board of Directors has nominated four persons to serve as directors, each of whom are incumbent directors. In addition, the Proxy Statement contains a proposal to approve the Bando McGlocklin Capital Corporation 1997 Stock Option Plan.

             The Board of Directors recommends that you vote your shares for the director nominees and in favor of the proposal to approve the 1997 Stock Option Plan.

             We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will ensure that your shares are represented at the meeting.

             We look forward with pleasure to seeing and visiting with you at the meeting.

                                      Very truly yours,

                                      BANDO McGLOCKLIN CAPITAL
                                         CORPORATION

                                      /s/ George R. Schonath
                                      George R. Schonath
                                      President and Chief Executive Officer

                                   [BMCC Logo]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 7, 1998


   TO THE SHAREHOLDERS OF BANDO McGLOCKLIN CAPITAL CORPORATION

             Notice is hereby given that the Annual Meeting of Shareholders of Bando McGlocklin Capital Corporation (the "Company"), will be held in the Lounge Room of the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin, on Thursday, May 7, 1998 at 4:00 p.m., for the purpose of considering and voting upon the following matters:

             1. To elect four (4) directors, two (2) of whom will be elected by holders of the Preferred Stock, to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified.

             2. To consider and act upon a proposal to approve the Bando McGlocklin Capital Corporation 1997 Stock Option Plan.

             3. To consider and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

             The Board of Directors is not aware of any other business to come before the meeting. Shareholders of record at the close of business on March 27, 1998, are the shareholders entitled to vote at the meeting and any adjournments or postponements thereof.

                                      By Order of the Board of Directors


                                      /s/ George R. Schonath
                                      George R. Schonath
                                      President and Chief Executive Officer

   Pewaukee, Wisconsin
   April 8, 1998

   IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                   [BMCC Logo]

                              W239 N1700 Busse Road
                                  P.O. Box 190
                           Pewaukee, Wisconsin  53072


                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 7, 1998

             This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Bando McGlocklin Capital Corporation (the "Company") of proxies to be used at the annual meeting of shareholders which will be held in the Lounge Room of the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin, on Thursday, May 7, 1998 at 4:00 p.m., and all adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

   Voting Rights and Proxy Information

             Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing or in open meeting.

             All shares of Common Stock and Preferred Stock represented at the meeting by properly executed proxies received prior to or at the meeting, and not revoked, will be voted at the meeting in accordance with the instructions thereon. The shares represented by executed but unmarked proxies will be voted FOR the persons nominated for election as directors, FOR the ratification of the Bando McGlocklin Capital Corporation 1997 Stock Option Plan (the "1997 Plan") and on such other business or matters which may properly come before the Annual Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. A majority of the shares of the Common Stock, 6-2/3 cents par value (the "Common Stock"), and the Series A Adjustable Rate Cumulative Preferred Stock, $.01 par value (the "Preferred Stock"), as one class, present in person or represented by proxy and entitled to vote, shall constitute a quorum for purposes of the meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum but will not affect the vote required for approval of the election of directors or any proposal. Other than the election of directors and the proposal to approve the 1997 Plan, the Board has no knowledge of any matters to be presented for action by the shareholders at the Annual Meeting.

             Only holders of record of Common Stock and Preferred Stock at the close of business on March 27, 1998, are entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. Holders of Preferred Stock are entitled to vote, as a separate voting class, for the election of two (2) directors of the Company. In addition to a quorum of the shares of Common Stock and Preferred Stock, as one class, a separate quorum representing a majority of the shares of Preferred Stock shall be necessary in connection with the voting for such directors. In addition, holders of Preferred Stock are entitled to vote with holders of Common Stock, as one voting class, for the election of the remaining two (2) directors of the Company and the ratification of the 1997 Plan. On
   March 27, 1998, the Company had outstanding and entitled to vote 3,689,102 shares of Common Stock and 674,791 shares of Preferred Stock. The record holder of each outstanding share is entitled to one vote. For all other matters, the affirmative vote of a majority of the votes cast in person or by proxy with a quorum present shall constitute shareholder approval.

             The Board of Directors would like to have all shareholders represented at the meeting. Whether or not you plan to attend, please complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) duly executing and delivering to the Secretary of the Company a later dated proxy relating to the same shares prior to the exercise of such proxy, (ii) filing with the Secretary of the Company at or before the meeting a written notice of revocation bearing a later date than the proxy, or (iii) attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Susan J. Hauke, Secretary, at
   W239 N1700 Busse Road, P.O. Box 190, Pewaukee, Wisconsin  53072.

                              ELECTION OF DIRECTORS

             At the Annual Meeting, the holders of Preferred Stock will elect, voting as a separate class, two (2) directors of the Company to hold office until the next annual meeting and until their successors are duly elected and qualified. Unless the holders of Preferred Stock otherwise specify, the shares represented by the proxies received for the election of two (2) directors will be voted in favor of the election as directors of Robert A. Cooper and David A. Geraldson. The holders of the Common Stock and the Preferred Stock will elect, voting as one class, two (2) directors of the Company to hold office until the next annual meeting and until their successors are duly elected and qualified. Unless the shareholders otherwise specify, the shares represented by the proxies received for the election of two (2) directors will be voted in favor of the election as directors of Peter A. Fischer and Albert O. Nicholas. Proxies of holders of Common Stock cannot be voted for more than two (2) persons and proxies of holders of Preferred Stock cannot be voted for more than four (4) persons. The Board has no reason to believe that any of the listed nominees will be unable or unwilling to serve as a director if elected. However, in the event that any of the nominees should be unable or for good cause unwilling to serve, the shares represented by proxies received will be voted for substitute nominees selected by the Board. Directors will be elected by a plurality of the votes cast at the Annual Meeting (assuming a quorum for each vote is present). Consequently, any shares not voted at the Annual Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of directors. Votes will be tabulated by inspectors of election appointed by the Board.

             The following table sets forth certain information, as of March 31, 1998, about the Board's nominees for election as directors of the Company. Except as otherwise noted, each nominee has engaged in the principal occupation or employment and held the offices shown for more than the past five years. The table provides information as of March 31, 1998, as to the age, principal occupation, background for the last five years and period of service as a director for each person.

                                                Principal Occupation;
                        Director               Office, if any, Held in
           Name           Since    Age    the Company; Other Directorships

    Robert A. Cooper      1987      71   Senior Vice President of Dain
                                         Rauscher Incorporated (a securities
                                         brokerage firm) since September
                                         1988; Executive Vice President and
                                         a Director of Milwaukee Financial
                                         Group, Inc. (a financial services
                                         holding company) from its
                                         incorporation in 1986 until its
                                         acquisition by Dain Bosworth
                                         Incorporated in September 1988;
                                         Chairman of the Board of The
                                         Milwaukee Company (a securities
                                         brokerage firm and the principal
                                         subsidiary of Milwaukee Financial
                                         Group, Inc.) from 1978 to September
                                         1988.

    Peter A. Fischer      1983      55   Associate Pastor of Portview
                                         Christian Center, Port Washington,
                                         Wisconsin since 1992; a former
                                         Director, and from 1981 to 1989,
                                         the President and Chief Executive
                                         Officer of Medalist Industries,
                                         Inc. (a manufacturer of industrial
                                         and consumer products); a former
                                         Director of Gehl Company (a
                                         manufacturer and distributor of
                                         agricultural and light industrial
                                         and construction equipment).

    David A. Geraldson    1983      67   President since 1993 and prior
                                         thereto Secretary and Treasurer of
                                         Precision Gears, Inc. (a
                                         manufacturer of gears, splined
                                         shafts, speed reducers and worm
                                         gear winches).

    Albert O. Nicholas    1995      67   Director and President since 1967
                                         of Nicholas Company, Inc., a
                                         registered investment advisor; and
                                         President and a director of six
                                         registered investment companies of
                                         which Nicholas Company, Inc. is the
                                         investment advisor.

             All of the Company's directors will hold office until the next annual meeting of shareholders and until their respective successors are duly elected and qualified. There are no arrangements or understandings between the Company and any other person pursuant to which any of the Company's directors have been selected for their respective positions.

             THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES THE HOLDERS OF PREFERRED STOCK TO VOTE "FOR" MESSRS. COOPER AND GERALDSON AND URGES EACH SHAREHOLDER TO VOTE "FOR" MESSRS. FISCHER AND NICHOLAS. SHARES REPRESENTED AT THE ANNUAL MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" ALL APPROPRIATE NOMINEES.

                               BOARD OF DIRECTORS

             The Board has standing Compensation and Audit Committees, but does not have a nominating committee. The Compensation Committee, which presently consists of Messrs. Fischer, Geraldson and Cooper, did not meet or make any salary adjustments during the fiscal year ended December 31, 1997. The Compensation Committee advises the Board on matters relating to the compensation of the Company's directors, officers and other managerial personnel, including salary rates, participation in any incentive bonus plans, fringe benefits, the grant of stock options under the Company's 1990 and 1993 Incentive Stock Option Plans and other forms of compensation. If approved by shareholders at the Annual Meeting, the Compensation Committee will administer the 1997 Plan.

             The Audit Committee, which presently consists of Messrs. Cooper, Geraldson and Nicholas, held one (1) meeting in the fiscal year ended December 31, 1997. The Audit Committee reviews with the Company's independent auditors the plan and scope of their audit, findings and conclusions of their auditing engagement, the Company's procedures for internal auditing, the adequacy of the Company's system of internal controls and the accounting principles and policies of the Company; evaluates the independence of the independent auditors and the quality of the professional services provided by the independent auditors' and recommends to the Board the engagement, continuation or discharge of the independent auditors.

             The Board held five (5) meetings in the fiscal year ended December 31, 1997. Each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which he served.

             Directors are paid an annual retainer fee of $5,000 plus a $750 fee for each meeting of the Board or a committee attended. There are no directors who are officers of the Company.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

             The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock at March 31, 1998, by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, by each director or nominee, by each executive officer named in the Summary Compensation Table set forth below, and by all directors and executive officers of the Company as a group. No executive officer or director of the Company beneficially owns any shares of Preferred Stock.

                   Amount and Nature of Beneficial Ownership

                                       Amount and
                                        Nature of
        Name of Beneficial              Beneficial          Percent
            Owner(1)                   Ownership(2)         of Class

       George R. Schonath              510,269(3)(4)         13.2%

       Jon McGlocklin                  249,546(4)(5)          6.8%

       Salvatore L. Bando              262,625(4)(6)          7.1%

       Robert A. Cooper                 21,000(7)               *

       Peter A. Fischer                 29,388(8)               *

       David A. Geraldson               69,639(9)             1.9%

       Albert O. Nicholas               82,000(10)            2.2%

       All executive officers
       and directors as a group
       (8 persons)                     778,461(11)           20.1%

   _______________

   *    Less than one percent (1%).
   (1) The address of each person who holds in excess of 5% of the Common Stock identified in this table is W239 N1700 Busse Road, P.O.
        Box 190, Pewaukee, Wisconsin  53072-0190.
   (2) Includes the following shares subject to stock options which were exercisable as of or within 60 days of March 31, 1998: Mr. Schonath, 184,950 shares; Mr. McGlocklin, 3,000 shares, and all directors and executive officers as a group, 187,950 shares.
   (3) Includes (a) 794 shares held by children, (b) 293,778 shares held by the Schonath Family Partnership for which Mr. Schonath is General Partner and (c) 19,307 shares held by the Company's 401(k) profit sharing plan on behalf of this individual.
   (4) Includes a total of 146,097 shares held by BMS Investment Corporation, a Wisconsin corporation, all of the outstanding capital stock of which is owned by Messrs. Bando and McGlocklin and by the Schonath Family Partnership. Mr. Bando's address is c/o Milwaukee Brewers Baseball Club, P.O. Box 3099, Milwaukee,
        Wisconsin  53201-3099.
   (5)  Includes (a) 42,314 shares held jointly with or by spouse and
        (b) 5,248 shares held by the Company's 401(k) profit sharing plan on behalf of this individual.
   (6) Includes (a) 54,005 shares held jointly with or by spouse and/or by children and (b) 6,031 shares held by the Company's 401(k) profit sharing plan on behalf of this individual only.
   (7)  Includes 1,000 shares held jointly with or by spouse.
   (8) Includes (a) 13,267 shares held jointly with or by spouse and/or by children and (b) 5,760 shares held by a Keough plan on behalf of this individual.
   (9)  Includes (a) 7,977 shares held jointly with or by spouse and
        (b) 49,138 shares owned by the Precision Gears, Inc. profit sharing plan for which Mr. Geraldson acts as co-trustee.
   (10) Includes 55,000 shares held by the Nicholas Equity Income Fund, Inc. (the "Fund"), of which Mr. Nicholas disclaims beneficial ownership. Mr. Nicholas is President of the Fund and of Nicholas Company, Inc., the investment adviser for the Fund.
   (11) Assumes the exercise of all options which were currently exercisable as of or exercisable within 60 days of March 31, 1998. The number of shares reflected as beneficially owned by all directors and executive officers does not include the shares owned by Mr. Bando.

             Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than 10% of the Common Stock to file reports of ownership with the Securities and Exchange Commission and with the exchange on which the shares of Common Stock are traded. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon the Company's review of such forms and, if appropriate, representations made to the Company by any such reporting person concerning whether a Form 5 was required to be filed for the 1997 fiscal year, the Company is not aware that any of its directors and executive officers or 10% shareholders failed to comply with the filing requirements of Section 16(a) during the period commencing January 1, 1997 through December 31, 1997.


                             EXECUTIVE COMPENSATION

             The following table sets forth information concerning the compensation paid for the last three fiscal years to the Company's President and Chief Executive Officer. There were no other executive officers of the Company whose aggregate salary and bonus exceeded $100,000 for the fiscal year ended December 31, 1997. The person named in the table below is sometimes referred to herein as the named executive officer.

                                                 SUMMARY COMPENSATION TABLE
                                                                                        Long Term
                                               Annual Compensation                 Compensation Awards

             (a)            (b)         (c)           (d)            (e)             (f)          (g)           (h)
                                                                                               Securities
                                                                Other Annual     Restricted    Underlying    All Other
          Name and                     Salary        Bonus      Compensation        Stock     Option/SARs     Compen-
     Principal Position     Year       ($)(1)         ($)            ($)          Awards($)       (#)        sation($)
    George R. Schonath,     1997     $233,750        $     -        $   -           $   -       184,950     $ 85,217(2)
    President and Chief     1996      251,019         50,000            -               -          -          78,487(3)
    Executive Officer       1995      226,018         10,750            -               -          -         155,913(4)

   (1)  Includes amounts deferred under the Company's 401(k) plan.
   (2)  Consists of (a) $55,987 for the Company's contribution for supplemental retirement benefits, (b) $8,000 for the Company's contribution to the 401(k)/profit sharing plan, (c) $8,000 for the Company's contribution to the money purchase pension plan on behalf of this individual, and (d) $13,230 representing a cash payment of $.20 per stock option as a result of the Company's payment of a return of capital dividend.
   (3)  Includes profit sharing contributions that were earned in the period July 1, 1995 to December 31, 1995, but paid in the twelve months ended December 31, 1996.
   (4)  Includes profit sharing contributions that were earned in the period July 1, 1994 to December 31, 1994, but paid in the twelve months ended December 31, 1995.


   1990 and 1993 Incentive Stock Option Plans

             The Company has in effect the Bando McGlocklin Capital Corporation 1990 Incentive Stock Option Plan (the "1990 Plan") and the Bando McGlocklin Capital Corporation 1993 Incentive Stock Option Plan (the "1993 Plan") pursuant to which there are outstanding options to purchase an aggregate of 20,920 shares held by a senior vice-president of the Company. As of December 31, 1997, there were 68,138 and 90,000 shares of Common Stock available for issuance under the 1990 Plan and the 1993 Plan, respectively. If the 1997 Plan is approved by the shareholders, the Compensation Committee does not intend to issue any additional options under the 1990 Plan and the 1993 Plan. Mr. Schonath holds no options under these plans.

   1997 Stock Option Plan

             The Company has in effect the 1997 Plan pursuant to which options to purchase Common Stock may be granted to key employees (including executive officers) of the Company and its subsidiaries. The following table presents certain information as to grants of stock options made during fiscal 1997 to Mr. Schonath. No such options may be exercised without approval of the 1997 Plan by the shareholders. No other executive officer was granted options in fiscal 1997.

                                          Option Grants in 1997 Fiscal Year
                                                  Individual Grants

                                     Percent of
                    Number of          Total
                    Securities        Options
                    Underlying       Granted to      Exercise                       Potential Realizable Value
                     Options         Employees        or Base                        at Assumed Annual Rates
                     Granted         in Fiscal        Price         Expiration      of Stock Price Appreciation
                     (#)(1)            Year          ($/Share)        Date              For Option Term(2)
    Name
    George R.       108,802            57%            $10.83        02/02/07        $741,042.68    $1,877,947.64
    Schonath         76,148            40%             11.83        06/25/07         566,527.67     1,435,692.36

   _______________
   (1)  The options reflected in the table (which are nonstatutory options for purposes of the Internal Revenue Code of 1986, as amended) were granted on February 3, 1997 and June 25, 1997.  Such options were immediately vested on the date of grant.

   (2)  The potential realizable values set forth under the columns represent the difference between the stated option exercise price and the market value of the Common Stock based on certain assumed rates of stock price appreciation and assuming that the options are exercised on their stated expiration date; the potential realizable values set forth do not take into account applicable tax and expense payments which may be associated with such option exercises.  Actual realizable value, if any, will be dependent on the future stock price of the Common Stock on the actual date of exercise, which may be earlier then the stated expiration date.  The 5% and 10% assumed rates of stock price appreciation over the ten-year exercise period of the options used in the table above are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future price of the Common Stock on any date.  There can be no assurance that the stock price appreciation rates for the Common Stock assumed for purposes of this table will actually be achieved.


        The following table sets forth information regarding the fiscal year-end value of unexercised options held by the named executive officers.
   Mr. Schonath was the only named executive officer who held options to acquire Common Stock on December 31, 1997.

                                              Fiscal Year-End Option Values
                                                             Number of Securities
                             Shares                         Underlying Unexercised           Value of Unexercised
                           Acquired on     Value               Options at Fiscal             In-the-Money Options
            Name           Exercise (#)   Realized ($)           Year-End (#)              at Fiscal Year-End ($)(1)
                                                         Exercisable    Unexercisable    Exercisable    Unexercisable
    George R. Schonath      11,440        $ 64,350       184,950            -            $77,679            -

    ______________
    (1)  The dollar values are calculated by determining the difference between the fair market value of the underlying Common Stock and the exercise price of the options at fiscal year-end.


   Compensation Committee Interlocks and Insider Participation

             In November 1996, the Compensation Committee considered and approved the compensation packages of Mr. George R. Schonath and Mr. Jon McGlocklin, currently a senior vice president of the Company. The Compensation Committee is composed of Robert A. Cooper, David A. Geraldson and Peter A. Fischer. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries. Messrs. McGlocklin and Schonath do not participate in decisions regarding their respective compensation.

   Compensation Committee Report

             The Compensation Committee of the Board is responsible for all aspects of the Company's compensation package offered to its executive officers, including the named executive officer. The Compensation Committee determines the compensation package (including the grant of stock options pursuant to the 1990 Plan, the 1993 Plan and the 1997 Plan) to be paid to each executive officer.

             Executive Compensation Policies. The Company's executive compensation program is intended to establish a relationship between compensation and the Company's business strategies as well as the Company's goal of maintaining and improving profitability and maximizing long-term shareholder value. The focus of compensation decisions is on the achievement of long-term performance objectives as opposed to the attainment of short-term, narrowly defined goals. The focus on long-term performance objectives is intended to avoid unwarranted adjustments in executive compensation based solely on short-term swings (either up or down) in the Company's markets.

             In recommending and establishing levels of executive compensation, it is the policy of the Compensation Committee to (a) offer competitive compensation packages in order to attract and retain key executive officers crucial to the Company's long-term success; (b) provide, on a limited basis, performance-based compensation opportunities (including equity-based awards) which allow executive officers to earn rewards for long-term strategic management and the enhancement of shareholder value; (c) establish a relationship between executive compensation and the Company's annual and long-term strategic goals; and
   (d) provide compensation programs which recognize and reward individual initiative and achievement.

             Executive Compensation Package. As reflected under the section entitled "Executive Compensation," the Company's executive compensation package consists primarily of salary and to a limited extent, bonus awards and stock option grants, as well as benefits under the employee benefits plans offered by the Company.

             The Compensation Committee awarded a base salary increase to its Chief Executive Officer for the fiscal year ended December 31, 1997 from $237,038 to $265,000. However, since Mr. Schonath also serves as the President and Chief Executive Officer of InvestorsBancorp, Inc., and its wholly-owned subsidiary InvestorsBank, Mr. Schonath's salary was allocated between the Company and InvestorsBancorp, Inc. and InvestorsBank during 1997, so that Mr. Schonath actually received $233,750 as salary from the Company.

             Based on the criteria enumerated above, the Compensation Committee awarded options to purchase 184,950 shares of common stock to its Chief Executive Officer at prices equal to the fair market value of the Common Stock on the dates of grant.

             Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits deductibility for federal income tax purposes of compensation in excess of $1 million paid to the Chief Executive Officer and certain executive officers unless certain requirements are met. The Compensation Committee does not believe that in the foreseeable future the annual compensation of any executive officer will be subject to the limit.

        Compensation Committee Members

             Robert A. Cooper
             David A. Geraldson
             Peter A. Fischer


                             PERFORMANCE INFORMATION

             The following graph compares on a cumulative basis change since December 31, 1992 in (a) the total shareholder return on the Common Stock,
   (b) the total return of companies in the Nasdaq Stock Market Index ("Nasdaq U.S."), and (c) the total shareholder return of companies in the Nasdaq Stocks Miscellaneous Investing Index ("Nasdaq MI") consisting of a peer group of publicly-traded REITs. The total return information presented in the graph assumes the reinvestment of dividends. The graph assumes $100 was invested on December 31, 1992 in Common Stock, the Nasdaq U.S. and the Nasdaq MI.

                               [Performance Graph]

                      12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97

   Bando McGlocklin
   Capital Corporation    $100     $140     $126     $129     $125     $151

   Nasdaq U.S.            $100     $115     $112     $159     $195     $240

   Nasdaq MI              $100     $143     $119     $139     $170     $221
   _________________
   (1) During the period from December 31, 1992 to December 31, 1996, the Company was registered under the Investment Company Act of 1940 as a closed-end investment company, but its shares of Common Stock were traded on the Nasdaq Stock Market. As of January 1, 1997, the Company is a reporting company under the Securities Exchange Act of 1934, as amended, and its shares of common stock are still traded on the Nasdaq Stock Market.

                           RELATED PARTY TRANSACTIONS

             The Company and InvestorsBank (the "Bank") purchase loan participations from each other from time to time and, pursuant to a Management Services and Allocation of Expenses Agreement, by and between the Company and the Bank, the Bank performs certain loan servicing and administration services to the Company. Additional transactions may be expected to take place in the future. All outstanding loans, commitments to loan, transactions in repurchase agreements and loan participation and servicing relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. The Bank received an aggregate of $229,285 in loan servicing and administration fees from the Company in 1997. The Bank also subleases space for its main offices from the Company. The Company leases its office space from Bando McGlocklin Real Estate Investment Corp. ("BMREIC"). The annual rent payable by the Bank under the sublease, including real estate taxes, utilities and furnishings, is approximately $120,000, which represents the Bank's pro rata share of the Company's occupancy expense. The Company believes the terms of the sublease with the Bank are on substantially the same terms and conditions as could be obtained from unrelated third parties. Messrs. George R. Schonath, the Company's President and Chief Executive Officer, and Jon McGlocklin, the Company's Senior Vice President, own SKBM, Inc., a company which provides management services to BMREIC. In 1997, BMREIC paid approximately $362,000 to SKBM, Inc. for such services.

             It is anticipated that, subject to the approval of BMREIC's shareholders, BMREIC will merge into Bando McGlocklin Small Business Lending Corporation ("BMSBLC"), a wholly-owned subsidiary of the Company, for cash consideration of $10.65 per share. If such merger is approved, it is anticipated that SKBM, Inc. shall provide management services to BMSBLC under an agreement substantially similar to the current agreement with BMREIC.

             During fiscal 1997, the Company and Mr. Schonath agreed to terminate the incentive stock options to purchase (a) 17,160 shares of common stock at $8.00 per share granted to Mr. Schonath under the 1990 Plan, (b) 37,548 shares of common stock at $13.25 per share granted to Mr. Schonath under the 1990 Plan and (c) 10,000 shares of common stock at $14.50 per share granted to Mr. Schonath under the 1993 Plan (the "Canceled Options"). The Canceled Options were not currently exercisable and the Company made an aggregate cash payment of $96,928.50 to Mr. Schonath, which equaled the aggregate excess of the fair market value of one share of common stock on the date of cancellation over the exercise price multiplied by the number of option shares that were canceled.


                            APPROVAL OF THE 1997 PLAN

   General

             The Board has unanimously adopted the 1997 Plan contingent upon shareholder approval at the Annual Meeting. The aggregate number of shares authorized for issuance under the 1997 Plan is 200,000 (subject to adjustment in order to prevent dilution in certain cases described below). As of the date of this Proxy Statement, options covering an aggregate of 184,950 shares were outstanding under the 1997 Plan. The 1997 Plan provides that no employee was permitted to be granted options that could result in the employee receiving more than 185,000 shares of Common Stock in any single fiscal year (subject to adjustment in order to prevent dilution in certain cases as described below).

             The 1997 Plan was adopted by the Board on February 3, 1997 and was amended on June 25, 1997.

             The text of the 1997 Plan, is set forth in Appendix A to this Proxy Statement. A description of the 1997 Plan is set forth below and is qualified in its entirety by reference to the complete text of the 1997 Plan.

   Purpose of the 1997 Plan

             The 1997 Plan permits the grant of options to purchase shares of Common Stock to key employees (including officers) of the Company and its subsidiaries. The purpose of the 1997 Plan is to promote the best interests of the Company and its shareholders by providing key employees of the Company and its subsidiaries with an opportunity to acquire a proprietary interest in the Company. It is intended that the 1997 Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by employees of the Company and its subsidiaries. It is intended that only nonqualified stock options may be issued pursuant to the 1997 Plan.

   Administration

             The 1997 Plan is administered by the Compensation Committee of the Board, which must consist of at least two directors of the Company, each of whom shall qualify as a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation and an "outside director" within the meaning of Section 162(m) of the Code and any regulations promulgated thereunder. If at any time the Compensation Committee shall not be in existence or not consist of directors who are qualified as "non-employee directors" and "outside directors" as defined above, the Board shall administer the 1997 Plan.

             The Compensation Committee has full authority and discretion, subject to the express provisions of the 1997 Plan, to determine with respect to employees, among other things, (a) the employees to whom, and the price at which, options will be granted, (b) the option period (which may not exceed ten years), (c) the number of shares subject to each option, and (d) the other terms and conditions of any option granted under the 1997 Plan.

   Eligibility

             Options may be granted under the 1997 Plan to key employees of the Company or its subsidiaries (including officers and employee-directors of the Company or its subsidiaries).

             Approximately two persons are currently eligible to receive option grants under the 1997 Plan.

   Awards Under the 1997 Plan; Available Shares

             The maximum number of shares of Common Stock for which options are permitted to be granted under the 1997 Plan is 200,000, subject to adjustment in order to prevent dilution in certain cases as described below. In the event that all or any portion of an option granted under the 1997 Plan expires unexercised, is canceled or terminates, the shares then subject to such option will again be available for the granting of additional options under the 1997 Plan. The 1997 Plan provides that no employee participant may be granted options that could result in such employee receiving more than 185,000 shares of Common Stock in any single fiscal year under the 1997 Plan, subject to adjustment to prevent dilution in certain cases described below.

   Terms of Options

        Grants to Employees

             The option price per share of any option granted to an employee is to be determined by the Compensation Committee, but may not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted. Unless otherwise determined by the Compensation Committee to the extent permitted by the 1997 Plan, the fair market value of a share of Common Stock on the date of grant will be equal to the last sale price of the Common Stock on The Nasdaq Stock Market on the trading date preceding the date on which the option is granted. The last sale price of the Common Stock on The Nasdaq Stock Market on March 31, 1998 was $11.50 per share.

             Options granted to employees may be exercised in whole or in part at any time after the date of grant, except as limited by, among other provisions, any vesting period set forth in the applicable option agreement. An option granted under the 1997 Plan to an employee generally may be exercised only while the recipient is an employee of the Company or a subsidiary thereof and only if the employee has been continuously so employed since the date the option was granted. The term of each option shall be as determined by the Compensation Committee.

        Payment of Exercise Price; Nonassignability

             The purchase price for shares of Common Stock acquired upon exercise of options under the 1997 Plan must be paid (a) by delivery of cash and/or securities of the Company having a then Fair Market Value equal to the option price or (b) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to the Company to pay for the option price. No shares of Common Stock will be issued under the 1997 Plan until full payment therefor has been made.

             Options granted under the 1997 Plan are not transferable or assignable otherwise than by will or by the laws of descent and distribution and may be exercised during the life of the participant only by the participant, except that a participant may, to the extent allowed by the Compensation Committee and in a manner specified by the Compensation Committee, (a) designate in writing a beneficiary to exercise the option after the employee's death and (b) transfer any option.

   Capital Adjustments

             In the event of a capital adjustment resulting from a stock dividend (other than a stock dividend in lieu of an ordinary cash dividend), stock split, reorganization, spin-off, split-up or distribution of assets to shareholders, recapitalization, merger, consolidation, return of capital, combination or exchange of shares or the like, the number of shares of Common Stock subject to the 1997 Plan, the limit imposed on the number of options that may be granted to any one participant and the number of shares under option in outstanding option agreements will be adjusted in a manner consistent with such capital adjustment; provided, however, that no such capital adjustment will require the Company to sell any fractional shares and the adjustment will be limited accordingly. The option price of any shares subject to an outstanding option agreement will be adjusted so that there will be no change in the aggregate exercise price payable upon exercise of any such option. The determination of the Compensation Committee as to any capital adjustment is final.

   Amendment and Termination

             The Board may at any time and from time to time amend, suspend or terminate the 1997 Plan; provided, however, that shareholder approval of any amendment must also be obtained if then required by (i) the Code or any rules promulgated thereunder (to enable the Company to comply with Section 162(m) of the Code), or (ii) the listing requirements of any principal securities exchange or market on which the Common Stock is then traded (in order to maintain the listing or quotation of the shares thereon). No amendment or termination of the 1997 Plan may, without the participant's consent, adversely affect any of the rights of such participant under any option previously granted to such participant. Termination of the Plan shall not affect the rights of such Participant

   Withholding

             Under the 1997 Plan, the Company may deduct and withhold from any cash otherwise payable to a participant (whether payable as salary, bonus or other compensation) such amount as may be required to satisfy the Company's obligation to withhold Federal, state or local taxes. In the event such amount withheld is insufficient for such purpose, the Company may require the participant to pay to the Company an amount necessary to satisfy the obligation to withhold any such taxes. The Compensation Committee has discretionary authority to permit a participant who is an employee to satisfy the Company's withholding tax requirements by electing to have the Company withhold shares of Common Stock otherwise issuable to such participant.

   Certain Federal Income Tax Consequences

             The grant of a stock option under the 1997 Plan will create no income tax consequences to the participant or the Company. A participant who is granted a nonstatutory stock option will generally recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. A subsequent disposition of the Common Stock will give rise to a capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common stock on the date of exercise. The capital gain or loss will be long-term capital gain or loss if the Common Stock has been held for more than one year from the date of exercise.

   Awards Under the 1997 Plan

             The following table sets forth information with respect to awards that were granted under the 1997 Plan during fiscal 1997 and, through the date of this Proxy Statement, during fiscal 1998 to the various individuals and groups identified below. All of such awards consisted of nonstatutory stock options which were immediately vested. The options have per share exercise prices ranging from $10.83 to $11.83.

                                 Plan Benefits

                                                          Number of Shares
    Name and Position                                    Subject to Options

    George R. Schonath
      President and Chief Executive Officer . . . . .         184,950

    All named executive officers as a group (1 person)        184,950

    All non-employee directors as a group
      (4 persons) . . . . . . . . . . . . . . . . . .            0

    All employees (other than named executive
      officers) as a group (1 person) . . . . . . . .           0(1)

   _______________
   (1) Other than Mr. Schonath, no other officer was granted options under the 1997 Plan during fiscal 1997.

             The Company cannot currently determine the options that may be granted to eligible participants under the 1997 Plan in the future. Such determinations will be made from time to time by the Compensation Committee.

   Vote Required to Approve the 1997 Plan, as Amended

             Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Stock, voting as a single class, represented and voted at the Annual Meeting with respect to the 1997 Plan is required to approve the 1997 Plan. Any shares not voted at the Annual Meeting with respect to the 1997 Plan (whether as a result of broker non-votes or otherwise, except abstentions) will have no impact on the vote. Shares of Common Stock and Preferred Stock as to which holders abstain from voting will be treated as votes against the 1997 Plan.

             THE BOARD RECOMMENDS A VOTE "FOR" THE 1997 PLAN. SHARES OF COMMON STOCK AND PREFERRED STOCK REPRESENTED AT THE ANNUAL MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" THE 1997 PLAN.

                                  MISCELLANEOUS

   Independent Auditors

             On December 22, 1997, the Company notified Price Waterhouse LLP that it would be dismissed as the Company's independent accountant upon completion of the audit of the restated financial statements for the period ended December 31, 1996. The financial statements for the period ended December 31, 1996 were restated to reflect the deregistration of the Company, effective January 2, 1997, as an investment company under the Investment Company Act of 1940, and were filed in the Company's 1997 Form 10-K.

             The reports of Price Waterhouse LLP on the financial statements of the Company for either of the past two fiscal years, including the restatement described above, did not contain any adverse opinion or any disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

             The dismissal of Price Waterhouse LLP was approved by the audit committee of the Board of Directors.

             In connection with its audits for the two most recent fiscal years, and through December 22, 1997, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Price Waterhouse LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years.

             On December 22, 1997, the independent accounting firm of BDO Seidman, LLP was engaged by the Company to audit its financial statements for the fiscal year ended December 31, 1997 and it is anticipated that such firm will be similarly appointed to act for the fiscal year ending December 31, 1998. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. Such representatives are also expected to be available to respond to appropriate questions.

   Shareholder Proposals

             Any proposals of shareholders intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Secretary of the Company at its principal executive offices at W239 N1700 Busse Road, P.O. Box 190, Pewaukee, Wisconsin 53072, on or before December 9, 1998, to be considered for inclusion in the Company's Proxy Statement and proxy relating to such meeting.

   Solicitation Expenses

             The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

   Other Matters

             The Board of Directors is not aware of any business to come before the meeting other than those matters described in this Proxy Statement. However, if any other matter should properly come before the meeting, holders of the proxies will act in accordance with their best judgment.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/ George R. Schonath
                                 George R. Schonath
                                 President and Chief Executive Officer

   Pewaukee, Wisconsin
   April 8, 1998

                                                                   Appendix A

                      BANDO McGLOCKLIN CAPITAL CORPORATION

                             1997 STOCK OPTION PLAN

             1. Purpose. The purpose of the Bando McGlocklin Capital Corporation 1997 Stock Option Plan (the "Plan") is to induce key employees to remain in the employ of Bando McGlocklin Capital Corporation (the "Company") or of any subsidiary of the Company as hereinafter defined, and to encourage such employees to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the "Board") believes that the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are primarily responsible for shaping and carrying out the long-range plans of the Company and securing its continued growth and financial success. It is intended that only nonqualified stock options may be issued pursuant to the Plan.

             2. Effective Date of the Plan. The effective date of the Plan is the date of its adoption by the Board, February 3, 1997, subject to the approval and ratification of the Plan by the shareholders of the Company, and any and all grants made under the Plan prior to such approval shall be subject to such approval.

             3.   Stock Subject to Plan.

             (a) Plan Limit. Subject to adjustment in accordance with the provisions of Section 7, shares of the Company's common stock, 6-2/3 cents par value per share, not to exceed 200,000 shares, may be issued pursuant to the Plan. Such shares may be authorized and unissued or treasury shares. If any options expire, are canceled, or terminate for any reason without having been exercised in full, the shares subject to the unexercised portion thereof shall again be available for the purposes of the Plan.

             (b) Employee Limit. No Employee shall receive in any single fiscal year of the Company options for more than 185,000 shares of stock, subject to adjustment in accordance with the provisions of Section 7. Determinations under this Section shall be made in a manner that is consistent with the exemption for performance-based compensation provided by Section 162(m) of the Internal Revenue Code of 1986 (the "Code") and any regulations promulgated thereunder.

             4. Administration. The Plan shall be administered by the Board and/or the Compensation Committee of the Board (the "Committee") consisting of not less than two directors, each of whom shall qualify as a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule or regulation, and an "outside director" within the meaning of Section 162(m) of the Code and any regulations promulgated thereunder. If at any time the Committee shall not be in existence or not consist of directors who are qualified as "non-employee directors" and "outside directors" as defined above, the Board shall administer the Plan. To the extent permitted by applicable law, the Board may, in its discretion, delegate to another committee of the Board or to one or more senior officers of the Company any or all of the authority and responsibility of the Committee with respect to options to participants other than participants who are subject to the provisions of Section 16 of the Exchange Act. To the extent that the Board has delegated to such other committee or one or more officers the authority and responsibility of the Board and/or Committee, all references to the Committee herein shall include such other committee or one or more officers.

             Subject to the express provisions of the Plan, the Committee and the Board each shall have authority to establish such rules and regulations as they deem necessary or advisable for the proper administration of the Plan, and, in their discretion, to determine those key employees to whom and the price at which options will be granted, the time or times at which options will be granted, the exercise periods, limitations on exercise, the number of shares to be subject to each option and any other terms, limitations, conditions and restrictions on options as the Committee or the Board, in its discretion, deems appropriate. In making such determinations, the Committee and the Board may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company or its subsidiaries as defined in Section 424(f) of the Code ("Subsidiary" or "Subsidiaries"), and such other factors as the Committee or the Board in its discretion shall deem relevant. Subject to the express provisions of the Plan, the Committee and the Board each shall also have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements (which need not be identical), to waive any conditions or restrictions with respect to any option and to make all other determinations necessary or advisable for the administration of the Plan. The Committee and Board determinations on the matters referred to in this
   Section 4 shall be conclusive.

             5. Eligibility. Options may be granted to any key employee ("Employee") of the Company and of any of its present and future Subsidiaries including any such Employee who is also an officer or director of the Company or any of its Subsidiaries.

             6.   Grants of Options.

             (a) Grant. Subject to the provisions of the Plan, the Committee and the Board each may grant stock options to Employees in such amounts as they shall determine. The Committee and the Board each shall have full discretion to determine the terms and conditions (including vesting) of all options. More than one option may be granted to the same Employee.

             (b) Option Price. The per share option price, as determined by the Committee or Board, shall be an amount not less than 100% of the fair market value of the stock on the trading date immediately prior to the date such option is granted, as such fair market value is determined by such methods or procedures as shall be established from time to time by the Committee or Board ("Fair Market Value").

             (c) Option Period. The term of each option shall be as determined by the Committee or Board.

             (d) Exercise of Option. The Committee or Board shall prescribe the manner in which an Employee may exercise an option which is not inconsistent with the provisions of this Plan. An option may be exercised, subject to limitations on its exercise and the provisions of subparagraph (g), from time to time, only by (i) providing written notice of intent to exercise the option with respect to a specified number of shares, and (ii) payment in full to the Company of the option price at the time of exercise. Payment of the option price may be made (i) by delivery of cash and/or securities of the Company having a then Fair Market Value equal to the option price, or (ii) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to the Company to pay for the option price.

             (e) Transferability of Option. The options are not transferable otherwise than by will or the laws of descent and distribution, and may be exercised during the life of the Employee only by the Employee, except that an Employee may, to the extent allowed by the Committee or Board and in a manner specified by the Committee or Board,
   (a) designate in writing a beneficiary to exercise the option after the Employee's death, and (b) transfer any option.

             (f) Termination of Employment. In the event an Employee leaves the employ of the Company and/or its Subsidiaries whether voluntarily or by reason of dismissal, disability or retirement, all rights to exercise an option shall terminate immediately unless otherwise determined by the Committee or Board or provided in the option agreement granted to such Employee.

             7. Capital Adjustment Provisions. In the event that the Committee or Board shall determine that any dividend or other distribution, stock split, reorganization, merger, consolidation, spin-off, recapitalization, split-up, combination or exchange of shares, return of capital adjustment or other similar corporate transaction or event affects the shares of common stock of the Company such that an adjustment is determined by the Committee or Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee or Board may, in such manner as it may deem equitable, adjust any or all of the aggregate number and class of shares available under this Plan, the number and class of shares subject to each outstanding option, and the exercise price for shares subject to each outstanding option. No such adjustment shall change the aggregate option price for the shares covered by any option agreement or require the Company to sell any fractional shares, and the adjustment with respect to each option agreement shall be limited accordingly.

             8. Termination and Amendment of Plan. The Plan shall terminate on February 3, 2007, unless sooner terminated as hereinafter provided. The Board may at any time terminate the Plan, or amend the Plan as it shall deem advisable including (without limiting the generality of the foregoing) any amendments deemed by the Board to be necessary or advisable to assure the Company's deduction under Section 162(m) of the Code for all options granted under the Plan and to assure conformity with any requirements of other state or federal laws or regulations; provided, however, that shareholder approval of any amendment of the Plan shall also be obtained if otherwise required by (i) the Code or any rules promulgated thereunder (in order to enable the Company to comply with the provisions of Section 162(m) of the Code), or (ii) the listing requirements of any principal securities exchange or market on which the shares are then traded (in order to maintain the listing or quotation of the shares thereon). No termination or amendment of the Plan may, without the consent of the Employee, adversely affect the rights of such Employee under any option previously granted. Termination of the Plan shall not affect the rights of Employees under options granted before termination and all unexpired options shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

             9. Rights of Employees. Nothing in this Plan or in any options shall interfere with or limit in any way the right of the Company and any of its Subsidiaries to terminate any Employee's employment at any time, nor confer upon any Employee any right to continue in the employ of the Company or any of its subsidiaries.

             10. Rights as a Shareholder. An Employee shall have no rights as a shareholder with respect to shares covered by any option until the date of issuance of the stock certificate to such Employee and only after such shares are fully paid. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock is issued.

             11. Tax Withholding. The Company may deduct and withhold from any cash otherwise payable to an Employee such amount as may be required for the purpose of satisfying the Company's obligation to withhold Federal, state or local taxes in connection with any option. Further, in the event the amount so withheld is insufficient for such purpose, the Company may require that the Employee pay to the Company upon its demand or otherwise make arrangements satisfactory to the Company for payment of such amount as may be requested by the Company in order to satisfy its obligation to withhold any such taxes.

             An Employee may be permitted to satisfy the Company's withholding tax requirements by electing to have the Company withhold shares of stock otherwise issuable to the Employee. The election shall be made in writing and shall be made according to such rules and in such form as the Committee or Board may determine.

             12. Miscellaneous. The grant of any option under the Plan may also be subject to other provisions as the Committee or Board determines appropriate, including, without limitation, provisions for (a) one or more means to enable Employees to defer recognition of taxable income relating to options, which means may provide for a return to an Employee on amounts deferred as determined by the Committee or Board; (b) the purchase of stock under options in installments; and (c) compliance with federal or state securities laws and stock exchange or market requirements.

             13. Agreements. Options granted pursuant to the Plan shall be evidenced by written agreements in such form as the Committee or Board shall from time to time adopt.

             14. Powers of Company Not Affected. The existence of the Plan shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

             15. Requirements of Law. The granting of options and the issuance of shares of stock upon the exercise of an option shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges or markets as may be required.

             16. Governing Law. The Plan and all determinations made and actions taken pursuant thereto shall be governed by and construed in accordance with the internal laws of the State of Wisconsin.

                      Bando McGlocklin Capital Corporation       COMMON STOCK
                              W239 N1700 Busse Road
                                  P.O. Box 190
                           Pewaukee, Wisconsin  53072
           This Proxy is Solicited on Behalf of the Board of Directors

   The undersigned hereby appoints George R. Schonath and Jon McGlocklin and each of them, as Proxies with power of substitution (to act jointly or if only one acts then by that one) and hereby authorizes them to represent and to vote as designated on the reverse all of the shares of Common Stock of Bando McGlocklin Capital Corporation held of record by the undersigned on March 27, 1998, at the annual meeting of shareholders to be held on May 7, 1998, or at any adjournment or postponement thereof.

                           (Continued on reverse side)

                                                               SEE REVERSE
                                                                  SIDE

      Please Mark your
  [X] vote as in this
      example.

      The Board of Directors recommends a vote FOR the following proposals:

  1. ELECTION OF DIRECTORS:  [ ] FOR all nominees    [ ] WITHHOLD AUTHORITY
                                 listed below            to vote for all
                                 (except as marked       nominees listed
                                 to the contrary below)  below

                             Nominees:
                             Peter A. Fischer
                             Albert O. Nicholas

  (INSTRUCTIONS: To withhold authority   3.IN THEIR DISCRETION, THE
  to vote for any individual nominee,      PROXIES ARE AUTHORIZED TO VOTE
  write that nominee's name in the space   UPON SUCH OTHER BUSINESS AS MAY
  provided below:)                         PROPERLY COME BEFORE THE MEETING.

                                           This proxy when properly executed
                                           will be voted in the manner
                                           directed herein by the undersigned
                                           shareholder.  If no direction is
                                           made, this proxy will be voted
   2. Approval of the Bando McGlocklin     "FOR" the election of the Board's
      Capital Corporation 1997 Stock       nominees and "FOR" item 2.
      Option Plan.

           For   Against   Abstain

           [_]     [_]       [_]           PLEASE SIGN, DATE AND RETURN THE
                                           PROXY CARD PROMPTLY USING THE
                                            ENCLOSED ENVELOPE

   SIGNATURE ________ DATE ______, 1998    SIGNATURE ________ DATE ____, 1998
                                                  IF HELD JOINTLY

   NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                      Bando McGlocklin Capital Corporation    PREFERRED STOCK
                              W239 N1700 Busse Road
                                  P.O. Box 190
                           Pewaukee, Wisconsin  53072
           This Proxy is Solicited on Behalf of the Board of Directors

   The undersigned hereby appoints George R. Schonath and Jon McGlocklin and each of them, as Proxies with power of substitution (to act jointly or if only one acts then by that one) and hereby authorizes them to represent and to vote as designated on the reverse all of the shares of Preferred Stock of Bando McGlocklin Capital Corporation held of record by the undersigned on March 27, 1998, at the annual meeting of shareholders to be held on May 7, 1998, or at any adjournment or postponement thereof.

                           (Continued on reverse side)

                                                              SEE REVERSE
                                                                 SIDE

   [X]  Please Mark your
        vote as in this
        example.

    The Board of Directors recommends a vote FOR the following proposals:

                     [ ]  FOR all                [_] WITHHOLD
   1. ELECTION OF         nominees listed            AUTHORITY to vote
      DIRECTORS:          below (except              for all nominees
                          as marked to               listed below
                          the contrary below)

   (i) Directors elected by holders of Preferred
       Stock and Common Stock voting together.

       Nominees:
         Peter A. Fischer and Albert O. Nicholas

   (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:)

   -----------------------------------------------
   (ii) Directors elected by holders of
        Preferred Stock voting as a separate class.

        Nominees:
          Robert A. Cooper and David A. Geraldson

   (INSTRUCTIONS: To withhold authority   3. IN THEIR DISCRETION, THE PROXIES
   to vote for any individual nominee,       ARE AUTHORIZED TO VOTE UPON SUCH
   write that nominee's name in the          OTHER BUSINESS AS MAY PROPERLY
   space provided below:)                    COME BEFORE THE MEETING.

   -------------------------------------
                                             This proxy when properly executed
   2. Approval of the Bando McGlocklin       will be voted in the manner
      Capital Corporation 1997 Stock         directed herein by the
      Option Plan.                           undersigned shareholder.  If no
                                             direction is made, this proxy
                                             will be voted "FOR" the election
         For   Against   Abstain             of the Board's nominees and "FOR"
         [_]     [_]       [_]               item 2.

                                             PLEASE SIGN, DATE AND RETURN THE
                                             PROXY CARD PROMPTLY USING THE
                                             ENCLOSED ENVELOPE


   SIGNATURE ___________ DATE _____, 1998    SIGNATURE _______ DATE ______1998
                                                   IF HELD JOINTLY

   NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.